Exhibit 10.33

REQUEST TO AMEND LETTER OF CREDIT (COMMERCIAL OR STANDBY)

INTERNATIONAL OPERATIONS CENTER
S.W.I.F.T ADDRESS: CINAUS6L
☒ Southern California	☐ Northern California
555 South Flower Street, 24lh floor	2101 Webster Street, Ground Floor
Los Angeles, California 90071	Oakland, CA 94612	Date:	12/19/2011

TO: CITY NATIONAL BANK (CNB)

	☐	Cable
We request you to AMEND by:	☒	Overnight courier service
	☐	Same day messenger service

Letter of Credit No.:	090820.OD.5443

BENEFICIARY NAME:	APPLICANT NAME:
KPMG LLP	LOOKSMART LTD

Please amend this credit as follows:
1. CREDIT AMOUNT DECREASED BY USD 108,000.00 TO AN AGGREGATE TOTAL
AMOUNT OF USD 192,000.00 (ONE HUNDRED NINETY TWO THOUSAND EXACTLY U.S. DOLLARS)

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE
LOOKSMART LTD	LOOKSMART LTD

It is understood that this amendment is subject to acceptance by the beneficiary. All other terms and conditions of the credit including, without limitation, the Agreement on the reverse side of the Letter of Credit Application remain unchanged and in full force and effect.

Press ALT + Q to insert additional client signature blocks (Maximum of two additional blocks.)

FOR BANK USE ONLY:
APPROVAL OF CREDIT:
X			SEE SIGNATURE BLOCK ABOVE
Lending Officer Signature			Applicant Name

X	SANFORD TOPHAN	44502	X
Officer Name and Code			Authorized Signature
Banking Office and No.
ACCOUNT TO BE DEBITED
☐ Banking Office G/L No. 11305000			Print Name and Title
☒ Customer Acct. No		432626008

FORM INSTRUCTIONS

For Forms Completed Electronically: After entering all of the requested information, please print the completed form, and have the appropriate persons sign and date where indicated above, and then return it to your CNB relationship manager. Please make a copy for your records. Completed forms are not to be sent by e-mail back to CNB as e-mail is not a secure method of sending business and personal identifying and financial information.

For Forms Printed and Completed Manually: After entering all of the requested information, have the appropriate persons sign and date where indicated above, and then return it to your CNB relationship manager. Please make a copy for your records.

ID 01193E (Rev 08/2007)	Page 1 of 1	(094-01)